Exhibit 99.1

October 3, 2023

Orrick, Herrington & Sutcliffe LLP

609 Main Street

Houston, Texas 77002-3106

Independent Advisor’s Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

Cinco Energy Management Group (“CINCO”) has performed the procedures described below, which were agreed to by Ridgetop Capital Partners (the “Company”), RT FIN 2023 LLC (the “Issuer”), Orrick, Herrington & Sutcliffe LLP (“Noteholder Counsel”) and Guggenheim Securities, LLC (“Guggenheim Securities,” and together with the Company, the Issuer and Noteholder Counsel, the “Specified Parties”), in their evaluation of certain information with respect to attributes of the oil and gas interests related to the offering of certain classes of notes by the Issuer. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed are described below, along with our findings.

On October 3, 2023 the Company provided CINCO with a Microsoft Excel data file1 prepared by the Company (“Collateral Data File”) containing certain characteristics of the well interests as of July 31, 2023. Using non-statistical methodology, we selected (a) the top 35 wells by PV-10 value and (b) an additional 40 wells in the top 80% of PV-10 value, but less than the lowest value well from (a) (together, the “Sample Wells”), for the purpose of the source document agreed-upon procedures. Our reported findings are limited to the Sample Wells and may differ from the findings of wells that were not part of our review.

The following terms describe the methods used for our evaluation.

Unless otherwise noted, the following terms are defined for the purpose of describing our procedures:

•	“Compared” – The well attributes reported by the Company on the Collateral Data File were compared against applicable Source Documents, defined below. Any findings not within an allowable deviation tolerance, if applicable, are reported below.

•	“Recomputed” means calculated and found to be in agreement with the applicable information in the Collateral Data File, with any findings being reported that are not within an allowable deviation tolerance, if applicable.

•	“Source Documents” refer to the records containing the details of a particular well characteristic or transaction. The Source Documents include the Operator Revenue Statements, which report the Company’s Ownership Interest in each well, Joint Operating Agreements, Division Orders, and public records from the following: Ohio Department of Natural Resources (“ODNR”), Pennsylvania Department of Environmental Protection, (“PADEP”), West Virginia Department of Environmental Protection (“WVDEP”), and West Virginia Geological & Economic Survey (“WVGES”).

1 The referenced data file is entitled “Ridgetop Consolidated Data Tape (10.03.2023).xlsx”.

Source Document Agreed-Upon Procedures:

For each of the Sample Wells, CINCO compared the following attributes from the Collateral Data File against the applicable Source Document(s).

Characteristic	Source Document	Procedure Performed
API Number	ODNR, PADEP & WVDEP	Compared
Well Name	ODNR, PADEP & WVDEP	Compared
County	ODNR, PADEP & WVDEP	Compared
State	ODNR, PADEP & WVDEP	Compared
Operator	ODNR, PADEP & WVDEP	Compared
First Production Date (Month and Year)	ODNR, PADEP & WVGES	Compared
Working Interest	Division Orders and Joint Operating Agreements	Compared
Net Revenue Interest	Operator Revenue Statements	Compared & Recomputed

For each of the Sample Wells, we compared the API Number, Well Name, County, State, and Operator as set forth in the Collateral Data File with the information reported to the ODNR, PADEP, and WVDEP. For the Well Name and API Number characteristic, we assumed that variances due to formatting or style were in agreement. There were no discrepancies between the Collateral Data File and the Source Documents for County, State, or API Number. We identified discrepancies in the Well Name and Operator attributes, as described on Exhibit A.

First Production Dates per the Collateral Data File were compared with the dates of first production provided by the ODNR, PADEP & WVGES. In Ohio, the Date of First Production is given on the production logs. In Pennsylvania, the Date of First Production is calculated by looking at the number of production days in the first producing month (e.g., If the first month with production data is May, which has 31 days, and the data shows production for 5 days, then we calculate 31 – 5 = 26. The Date of First Production would be May 26th.) We assumed that differences of less than or equal to 31 days were in agreement. We identified 4 wells with a discrepancy greater than 31 days. All discrepancies are detailed on Exhibit A.

The Net Revenue Interest figure for each well was compared against the sum of the Ownership Interest figures for each well appearing across all relevant Operator Revenue Statements. For any instances in which the Net Revenue Interest on the Operator Revenue Statement was greater than the Net Revenue Interest per the Collateral Data File, we considered those values to be in agreement. For any instances in which the total of the Ownership Interest figures across all Operator Revenue Statements was less than the Net Revenue Interest per the Collateral Data File, we assumed that differences of less than or equal 0.1% were in agreement. The Operator Revenue Statements were provided by the Company to CINCO. For some wells, the Operator Revenue Statements listed the Company’s predecessor as the interest owner. The Company reported that those interests were in the process of being transferred from their predecessor. There are no Net Revenue Interest discrepancies to report.

In three of the Sample Wells, the Company represents a non-operated Working Interest per the Collateral Data File. The Company provided a Division Order wherein CNX Gas Company, LLC has a Working Interest of 17.974% to the Circosta B 1H & 3H wells. The Company provided a Joint Operating Agreement by and between Rice Drilling D LLC, as Operator, and CNX Gas Company LLC, as Non-Operator, wherein CNX Gas Company LLC (predecessor to Company) is credited with an estimated 7.486% WI in the Evil Olive North Unit associated with the Tuna Nut 1H. There are no Working Interest discrepancies to report.

We make no representations as to (i) the accuracy of the information set forth in the Collateral Data File, (ii) the actual characteristics or existence of the underlying documents or data comprising the Collateral Data File (other than with respect to the procedures described herein relating to the Sample Wells) or the conformity of their respective characteristics with those assumed for purposes of the procedures described herein, or (iii) whether any of the documents provided to us by the Company or its representatives are comprehensive and valid instruments. Also, the procedures performed would not necessarily reveal any material misstatement of the information referred to above. This report relates only to the items specified above and does not extend to the Company's financial statements for any date or period.

We were not engaged to and did not perform an examination, the objective of which would be the expression of an opinion on the information referred to above. Accordingly, we do not express such an opinion. Had we performed additional procedures; other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties without our prior consent. None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

Yours truly,

Cinco Energy Management Group, LLC

By:	/s/ Traver Turney

Traver Turney, CPL

Exhibit A

Discrepancies between Collateral Data File and Source Documents

Well Name

Collateral Data Tape Well Name	Well Name per State Commission
EALY 2H	EALY 593332
EALY 5H	EALY 593335
EALY 4H	EALY 593334
EALY 3H	EALY 593333
KUHN 3H 592808	KUHN CLV1H3
P-590597	OLIVER EAST 590597
CNX GAS COMPANY LLC SHR37	SHR37LHSM

Operator

Well Name	API Number	Collateral Data Tape Operator	Operator per State Commission
NFR4H7 GREAT TIGER 7H	3705927802	EQT	RICE DRILLING B LLC
DAWSON 8-11-4 10H	3406721711	ENCINO ENERGY	EAP OHIO LLC
ZORRO 2H	3712527235	EQT	RICE DRILLING B LLC
OLIVER EAST 590597	3700322229	J & J ENTERPRISES	EQT PROD CO

First Production Date

Well Name	API Number	Collateral Data Tape First Production Date	First Production Date per State Commission
M RATCLIFFE OHI 6H	4706900287	11/19/2018	6/23/2019
DAWSON 8-11-4 10H	3406721711	8/1/2022	9/28/2022
ROTHENBUHLER D MNR 1H	3411124954	7/1/2022	8/19/2022
COSTLOW 1H	4701706194	6/2/2013	10/26/2013

Exhibit A